                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      OCTOBER 17, 1997
                                                -------------------------------



                       WASHINGTON REAL ESTATE INVESTMENT TRUST
-------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



       Maryland                        1-6622                 53-0261100
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(State or other jurisdiction of    (Commission File         (IRS Employer
     incorporation)                    Number)           Identification Number)



    10400 Connecticut Avenue, Kensington, Maryland              20895
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    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code    (301) 929-5900
                                                  -----------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On October 17, 1997 WRIT Limited Partnership, a 99% owned subsidiary of Washington Real Estate Investment Trust ("WRIT"), purchased 1600 Wilson Boulevard office building ("1600 Wilson Boulevard" or the "Property") containing 165,286 rentable square feet located in Rosslyn, Virginia from the Boeing Pension Fund, for a contract purchase price of $23,300,000. The contract purchase price was paid from a portion of the proceeds of WRIT's public sale of 3,750,000 shares of beneficial interest on August 1, 1997. On the date of acquisition, the Property was 97.4% leased. Major tenants of the Property include Red Hot & Blue, Partnership for Child Health Care, GSA - Department of Defense, Volunteers in Technical Assistance, Pasha Publications, Inc. and Airlines Reporting Corporation.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements of Businesses Acquired

         The acquisition on October 17, 1997 of 1600 Wilson Boulevard when aggregated with a previously reported acquisition completed on February 28, 1997, constitutes the acquisition of a "significant amount of assets" as defined in Regulation S-X. The following financial statements for a substantial majority of the assets acquired are filed as an exhibit hereto:

         1. 1600 Wilson Boulevard - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1996.

         In acquiring 1600 Wilson Boulevard, WRIT evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). WRIT, after reasonable inquiry, is not aware of any material factors relating to 1600 Wilson Boulevard that would cause the reported information not to be necessarily indicative of future operating results.

    (b)  Pro Forma Financial Information

         The following pro forma financial statements for a substantial majority of the assets acquired are filed as an exhibit hereto:

         1. WRIT Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997 and the Condensed and Consolidated Statement of Operations for the year ended December 31,1996 and the six months ended June 30, 1997.

    (c)  Exhibits

         23.  Consent of Auditors

                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       WASHINGTON REAL ESTATE INVESTMENT TRUST
                       ---------------------------------------
                                     (Registrant)




              By:
                 ----------------------------------------------------
                                     (Signature)



                    Laura M. Franklin
                    Vice President &
                    Chief Accounting Officer




    October 31, 1997
--------------------------
         (Date)

                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       WASHINGTON REAL ESTATE INVESTMENT TRUST
                       ---------------------------------------
                                     (Registrant)




              By: /s/ Laura M. Franklin
                  --------------------------------------------------
                                     (Signature)



                    Laura M. Franklin
                    Vice President &
                    Chief Accounting Officer




    October 31, 1997
--------------------------
         (Date)

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND
               CONDENSED AND CONSOLIDATED STATEMENT OF OPERATIONS

    The pro forma balance sheet as of June 30, 1997 presents combined financial information as if the acquisition of 1600 Wilson Boulevard had taken place on June 30, 1997. The pro forma statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 present combined financial information as if the acquisition of 1600 Wilson Boulevard had taken place as of January 1, 1996. WRIT purchased 1600 Wilson Boulevard on October 17, 1997.

    The pro forma statements of operations show earnings in the amount of $31,984 and $15,941 for the year ended December 31, 1996 and the six months ended June 30, 1997, respectively, after giving effect to certain pro forma adjustments required to reflect the operating results as if the Property had been acquired by WRIT as of the beginning of 1996.

                            PRO FORMA BALANCE SHEET
                                 JUNE 30, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                 PRO
                                                                                                 FORMA           PRO
                                                                    REGISTRANT                   ADJ'S          FORMA
                                                                   -------------              ----------     ----------
Assets
  Real estate at cost............................................   $   372,962          (1)  $   23,300     $  396,262
  Accumulated depreciation.......................................       (51,377)                  --            (51,377)
                                                                   -------------              ----------     ----------
                                                                        321,585                   23,300        344,885
Mortgage note receivable.........................................           797                   --                797
                                                                   -------------              ----------     ----------
      Total Investment in Real Estate............................       322,382                   23,300        345,682
Cash and temporary investments, receivables, prepaid expenses and
  other assets...................................................        12,436    (1)(2)(3)      23,856         36,292
                                                                   -------------              ----------     ----------
                                                                    $   334,818               $   47,156     $  381,974
                                                                   -------------              ----------     ----------
                                                                   -------------              ----------     ----------
Liabilities
  Senior notes payable...........................................   $   100,000                   --         $  100,000
  Mortgage note payable..........................................         7,527                   --              7,527
  Lines of credit payable........................................        23,000          (3)     (13,732)         9,268
  Accounts payable and other liabilities.........................         8,259                   --              8,259
  Tenant security deposits.......................................         2,738                   --              2,738
                                                                   -------------              ----------     ----------
                                                                        141,524                  (13,732)       127,792
                                                                   -------------              ----------     ----------
Shareholders' Equity
Shares of beneficial interest, $0.01 par value, 100,000,000
  authorized, 31,827,844 issued and outstanding at June 30,
  1997 and 35,577,844 issued and outstanding as adjusted.........           318          (2)          38            356
  Additional paid-in capital.....................................       192,976          (2)      60,850        253,826
                                                                   -------------               ----------     ----------
                                                                        193,294                   60,888        254,182
                                                                   -------------               ----------     ----------
                                                                    $   334,818                $   47,156     $ 381,974
                                                                   -------------               ----------     ----------
                                                                   -------------               ----------     ----------

------------------------

(1) Adjustment to reflect contract purchase price of $23,300 funded from the proceeds of the August 1, 1997 equity offering .

(2) Adjustment to reflect proceeds of $60,888 from the August 1, 1997 equity offering.

(3) Adjustment to reflect repayment of short term line of credit from proceeds of the August 1, 1997 equity offering.

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
          PRO FORMA CONDENSED AND CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                               PRO
                                                                          1600 WILSON         FORMA         PRO
                                                           REGISTRANT      BOULEVARD          ADJ'S        FORMA
                                                          -------------  -------------      ----------  ------------
Real estate revenue.....................................   $    65,541     $   3,723        $   --      $     69,264
Real estate expenses....................................       (21,932)       (1,153)   (1)       (111)      (23,196)
                                                          -------------       ------        ----------  ------------
                                                                43,609         2,570              (111)       46,068
Depreciation............................................        (7,784)       --        (2)       (544)       (8,328)
                                                          -------------       ------        ----------  ------------
Income from real estate.................................        35,825         2,570              (655)       37,740
Other income (expense)
  Investment income.....................................           708        --        (3)      2,105         2,813
  Interest expense......................................        (5,474)       --                --            (5,474)
  General and administrative............................        (3,095)       --                --            (3,095)
                                                          -------------       ------        ----------  ------------
Net income..............................................   $    27,964     $   2,570        $    1,450  $     31,984
                                                          -------------       ------        ----------  ------------
                                                          -------------       ------        ----------  ------------
Net income per share....................................         $0.88                                         $0.90
Weighted average number of shares.......................    31,761,896                  (4)  3,750,000    35,511,896

------------------------

(1) Property management fees based on rate schedule paid by Registrant.

(2) Depreciation over 30 years, based upon the portion of the puchase price allocated to building and improvements.

(3) Investment income generated from the investment of the proceeds of the August 1, 1997 equity offering.

(4) Represents the number of shares issued in connection with the August 1, 1997 equity offering.

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
          PRO FORMA CONDENSED AND CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                            PRO
                                                                          1600 WILSON      FORMA          PRO
                                                           REGISTRANT      BOULEVARD       ADJ'S         FORMA
                                                          -------------  -------------   ----------   ------------
Real estate revenue.....................................   $    37,602     $   1,642     $  --        $     39,244
Real estate expenses....................................       (12,132)         (635) (1)       (49)       (12,816)
                                                          -------------       ------     ----------   ------------
                                                                25,470         1,007            (49)        26,428
Depreciation............................................        (4,987)       --      (2)      (272)        (5,259)
                                                          -------------       ------     ----------   ------------
Income from real estate.................................        20,483         1,007           (321)        21,169
Other income (expense)
  Investment income.....................................           227        --      (3)       796          1,023
  Interest expense......................................        (4,586)       --      (4)       291         (4,295)
  General and administrative............................        (1,956)       --            --              (1,956)
                                                          -------------       ------     ----------   ------------
Net income..............................................   $    14,168     $   1,007     $      766   $     15,941
                                                          -------------       ------     ----------   ------------
                                                          -------------       ------     ----------   ------------
Net income per share....................................   $      0.45                                $       0.45
Weighted average number of shares.......................    31,824,782                (5)  3,750,000    35,574,782

------------------------

(1) Property management fees based on rate schedule paid by Registrant.

(2) Depreciation over 30 years, based upon the portion of the puchase price allocated to building and improvements.

(3) Investment income generated from the investment of the proceeds of the August 1, 1997 equity offering.

(4) Reduction in interest expense that would have occurred had the funds from the August 1, 1997 equity offering been available at the time of the purchase of two properties in February 1997 that are immaterial individually and in the aggregate to WRIT's financial statements.

(5) Represents the number of shares issued in connection with the August 1, 1997 equity offering.

                                1600 WILSON BOULEVARD





                                   C O N T E N T S


                                                                           Page
                                                                           ----

Independent Auditors' Report                                               F-1

Historical Summary of Gross Income and Direct Operating Expenses           F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses  F-3

                             Independent Auditors' Report



To the Board of Trustees of
Washington Real Estate Investment Trust


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of 1600 Wilson Boulevard ("Historical Summary") for the year ended December 31, 1996. This Historical Summary is the responsibility of the Building's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Building's revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in
Note 2 of 1600 Wilson Boulevard for the year ended December 31, 1996, in conformity with generally accepted accounting principles.





STOY, MALONE & COMPANY, P.C.


Bethesda, Maryland
October 17, 1997

                              1600 WILSON BOULEVARD

                     HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES

                          Year Ended December 31, 1996

Gross income:
  Base rents...................................................................  $3,267,422
  Parking......................................................................     329,407
  Operating expense recoveries.................................................     116,963
  Other........................................................................       9,458
                                                                                  ---------
       Total gross income......................................................  $3,723,250
                                                                                  ---------
                                                                                  ---------
Direct operating expenses:
  Utilities....................................................................   $ 383,372
  Repairs and maintenance......................................................     341,015
  Real estate taxes............................................................     224,046
  Cleaning.....................................................................     136,501
  Security.....................................................................      32,602
  Insurance....................................................................      19,259
  Taxes--other.................................................................      15,773
                                                                                  ---------
       Total direct operating expenses.........................................  $1,152,568
                                                                                  ---------
                                                                                  ---------



The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

                                1600 WILSON BOULEVARD

                   NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                              DIRECT OPERATING EXPENSES


NOTE 1 - NATURE OF BUSINESS:

1600 Wilson Boulevard is an office building located in Arlington, Virginia containing approximately 165,000 rentable square feet.

The operations of 1600 Wilson Boulevard consist of leasing commercial office space to various tenants. All of the leases provide for operating expense recoveries. Only a few leases provide for adjustments to rent based on increases in the consumer price index ("CPI"). There were no significant rent adjustments based on increases in the CPI for 1996.

All leases are classified as operating leases and expire at various dates prior to 2005. The following is a schedule by years of future minimum rents receivable on noncancelable operating leases in effect as of December 31, 1996.



1997                                                                             $2,787,032
1998                                                                              2,318,088
1999                                                                              2,128,772
2000                                                                              1,903,938
2001                                                                              1,544,840
Thereafter                                                                        2,030,535



During the year ended December 31, 1996, one tenant accounted for approximately 15% of the base rents.

NOTE 2 - BASIS OF PRESENTATION:

Washington Real Estate Investment Trust purchased 1600 Wilson Boulevard on October 17, 1997. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of 1600 Wilson Boulevard, exclusive of the following expenses which may not be comparable to the proposed future operations:

    (a)  Interest expense on existing mortgages and borrowings
    (b)  Depreciation of property and equipment
    (c)  Management and leasing fees
    (d)  Certain corporate expenses
    (e)  Provisions for income taxes